SUPPLEMENT DATED AUGUST 29, 2016 TO THE HEWITT SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2016

On August 22, 2016, the Board of Trustees of the Hewitt Series Trust (the “Trust”) appointed Mr. Jeremy Fritz as President and Trustee of the Trust. As a result, effective immediately, the Statement of Additional Information (“SAI”) is amended as indicated below.

I. The following amends and replaces the table titled “INTERESTED TRUSTEE” in the “MANAGEMENT” section on page 10 of the Trust’s SAI.

INTERESTED TRUSTEE

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Jeremy Fritz (40)* 4 Overlook Point Lincolnshire, Illinois 60069	President and Trustee	Since 2016	Director of Client Services/Branch Manager of Aon Hewitt (2006-present); Chief Executive Officer, Aon Hewitt Financial Advisors LLC (2013- present); Chief Operating Officer, Hewitt Financial Services LLC (2013 - present).	1	None

*	Mr. Fritz is an “interested person” of the Trust because of his affiliation with the distributor of the Fund’s shares, Hewitt Financial Services LLC (the “Distributor”).

II. The following amends and replaces the fourth paragraph of the subsection “MANAGEMENT—Trustee Experience and Qualifications” on page 11 of the Trust’s SAI.

Jeremy Fritz. Jeremy Fritz is the Chief Operating Officer of the Distributor. Mr. Fritz graduated from the University of Toledo with a Bachelor’s degree in Finance. He is a Chartered Retirement Planning Counselor and holds Financial Industry Regulatory Authority securities licenses Series 4, 6, 7, 24, 53, 63, and 66 licenses. He has 16 years of financial service industry experience, including supervisory responsibilities, customer service delivery, and managing all aspects of advisory and brokerage administration. The Board of Trustees concluded that Mr. Fritz is suitable to act as a Trustee because of his academic background and business experience.

III. The following amends and replaces the first paragraph of the subsection “MANAGEMENT—Board Leadership Structure” on page 11 of the Trust’s SAI.

Board Leadership Structure. The Board of Trustees is composed of three Trustees, two of whom are Independent Trustees. Mr. Fritz, the president of the Fund and the Chief Operating

Officer of the Distributor, is considered an “Interested Trustee” because of his affiliation with the Distributor. While there is no lead Independent Trustee, the two Independent Trustees comprise the standing Audit Committee, as described above, and meet regularly outside the presence of Fund management in executive session or with other service providers to the Fund. Each of the three Trustees was appointed to serve on the Board of Trustees because of his experience, skills and qualifications, as noted above in the section “Trustee Experience and Qualifications.”

IV. The following amends and replaces the table in the subsection “MANAGEMENT—Trustee Interest in the Fund” on page 12 of the Trust’s SAI.

Trustee Interest in the Fund. The Trustees own the following amounts in the Fund as of August 22, 2016:

Dollar Range of Equity Securities in the Fund

(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)

Name of Trustee	Shares of the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeremy Fritz, Trustee	None	None
Donald S. Hunt, Independent Trustee	None	None
John D. Oliverio, Independent Trustee	None	None

Please Retain This Supplement For Future Reference.